UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 2, 2008

Z TRIM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Illinois	000-27841	36-4197173
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

1011 Campus Drive Mundelein, IL 60060 (Address of principal executive offices)		60060 (Zip code)

Registrant’s telephone number, including area code: (847) 549-6002

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                Entry into a Material Definitive Agreement.

Item 3.02                                Unregistered Sales of Equity Securities.

On September 2, 2008, we entered into private placement subscription agreements pursuant to which we sold 23.7 units consisting of convertible notes and warrants, for an aggregate offering price of $2,370,000.  Each of the units (individually, a “Unit” and collectively, the “Units”) consists of a $100,000 24-month senior secured promissory note (each a “Note” and collectively the “Notes”) convertible at the rate of $0.26 per share into 384,615 shares of our common stock, $.00005 par value (the “Common Stock”), bearing interest at the rate of 8% per annum, which interest is payable quarterly in Common Stock at the rate of $0.26 per share.  Investors of each Unit also received two five-year warrants, one to purchase 230,769 shares of Common Stock with an exercise price of $0.01 per share (the “$0.01 Warrants”), and the other to purchase 153,846 shares of Common Stock with an exercise price of $0.26 per share (the “$0.26 Warrants” and, together with the $0.01 Warrants, collectively the “Warrants”).  We also entered into registration rights agreements in connection with the private placement pursuant to which we have agreed to file with the Securities and Exchange Commission a registration statement covering the resale of the Common Stock underlying the Notes and the Warrants.

We paid a placement agent a 13% cash commission in connection with the private placement.  The placement agent also received expense reimbursement, and a five-year warrant to purchase 96,154 shares of Common Stock for each Unit sold, with an exercise price of $0.26 per share.  In addition, the placement agent’s warrants carry registration rights that are the same as those afforded to investors in the private placement.

We determined that all of the securities sold and issued in the private placement were exempt from registration under the Securities Act of 1933, as amended (the “Act”) pursuant to Section 4(2) of the Act and Rule 506 of Regulation D promulgated under the Act. We based this determination on the non-public manner in which we offered the securities and on the representations of the persons purchasing such securities, which included, in pertinent part, that such persons were "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the Act, and that such persons were acquiring such securities for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to resale or distribution, and that each such person understood such securities may not be sold or otherwise disposed of without registration under the Act or an applicable exemption therefrom.

The description of the terms of sale of the securities described in this report is qualified in its entirety by reference to the full text of the underlying documents which have been filed as exhibits to this report.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

No.	Description

4.1	Form of Subscription Agreement
4.2	Form of Convertible Promissory Note
4.3	Form of Warrant to Purchase Common Stock
4.4	Form of Security Agreement
4.5	Form of Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Z TRIM HOLDINGS, INC.

September 3, 2008	By:	/s/ Steve Cohen
Steve Cohen
President

INDEX TO EXHIBITS

No.	Description

4.1	Form of Subscription Agreement
4.2	Form of Convertible Promissory Note
4.3	Form of Warrant to Purchase Common Stock
4.4	Form of Security Agreement
4.5	Form of Registration Rights Agreement

4